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                                                                   EXHIBIT 10.6



                              SIXTH AMENDMENT TO
                    AMENDED AND RESTATED CREDIT AGREEMENT



        SIXTH AMENDMENT (this "Amendment"), dated as of May ___, 1997, among Staff Acquisition, Inc. (the "General Partner"), Staff Capital, L.P, (the "Borrower"), the lending institutions party to the Amended and Restated Credit Agreement refered to below (the "Banks") and Banque Paribas, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Amended and Restated Credit Agreement referred to below.


                                 WITNESSETH:


        WHEREAS, the General Partner, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of November 5, 1993 and amended and restated as of December 8, 1994 (as amended as of the date hereof, the "Amended and Restated Credit Agreement");

        WHEREAS, the parties hereto wish to amend the Amended and Restated Credit Agreement as herein provided:

        NOW, THEREFORE it is agreed;


        1. Section 2.01(c) of the Amended and Restated Credit Agreement is hereby amended by deleting the reference to "5,000,000" contained therein and inserting "$10,000,000" in lieu thereof.

        2. Section 9.03 of the Amended and Restated Credit Agreement is hereby amended by deleting such Section in its entirely and inserting in lieu thereof, the following new Section 9.03:

            "9.03 Distributions. The Borrower shall not nor shall the General Partner permit any of its Subsidiaries to, declare or pay any Distributions with respect to the Borrower or any of its Subsidiaries, except that: (i) any Subsidiary of the Borrower may make Distributions to the Borrower or any Wholly-Owned Subsidiary of the Borrower; (ii) so long as there shall exist no Default or Event of Default under Section
       10.01 (and after giving effect to such Distributions there
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       will exist no Default or Event of Default under Section 10.01), the
       Borrower may make cash Distributions to the Partners at times and in amounts necessary for the Borrower to make tax distributions pursuant to
       Section 4.4(b) of the Partnership Agreement of the Borrower; (iii) the Borrower may consummate the Refinancing Transaction on the Restatement Effective Date; (iv) the Borrower may consummate the Phase One Recapitalization Transaction on the Second Amendment Effective Date and the Phase Two Recapitalization Transaction on or before August 31, 1996; provided that any equity interests issued pursuant to the Phase Two Recapitalization Transaction which are subject or entitled to mandatory redemption provisions contained in the Partnership Agreement shall not be redeemed without the prior written consent of the Required Banks; (v) the Borrower may repurchase up to $900,000 principal amount of the Class A-3 Preferred Limited Partnership Interests (to the extent not repurchased in the Phase Two Recapitalization Transaction) at various times on or prior to December 15, 1996 in accordance with Section 3A.2(c)(iii) of the Partnership Agreement of the Borrower, amended and restated as of April 26, 1996; and (vi) the Borrower may redeem Class B Preferred Limited Partnership Interests with a face amount of $3,386,250 on May 31, 1997 for an aggregate redemption price of not more than $3,535,075 (the "May 1997 Redemption").

        3. Section 9.06 of the Amended and Restated Credit Agreement is hereby amended by adding the following clause at the end thereof;

    "; and (vii) the Borrower may give effect to the May 1997 Redemption""

        4. Section 9.07 of the Amended and Restated Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (iv) and inserting "," in lieu thereof and (ii) inserting the following clause at the end thereof:

   "; and (vi) the Borrower may give effect to the May 1997 Redemption "."

        5. Section 11.01 of the Amended and Restated Credit Agreement is hereby amended by inserting the following new definition in appropriate alphabetical order:



    "May 1997 Redemption" shall have the meaning provided in Section 9.03 hereof.

        6. Representations. To induce the Agent and the Banks to enter into this Amendment, each of the General Partner and the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Sixth Amendment Effective Date after giving effect to this Amendment, (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Sixth Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date



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(it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date) and (z) the transactions contemplated by this Amendment do not require the consent of any Person other than the Required Banks, including, without limitation, any warrantholders or partners of the Borrower.

        7. Amendment Effectiveness. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when (i) each of the General Partner, the Borrower and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office and (ii) the Borrower shall have paid to the Agent all fees and compensation as have been agreed to in writing by the Borrower and the Agent and all unpaid costs and expenses (including legal fees and expenses) of the Agent.

        8. Miscellaneous. (a) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision to the Amended and Restated Credit Agreement or any other Credit Document.

        (b) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

        (c) This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

        (d) All references in the Amended and Restated Credit Agreement and each of the other Credit Documents to the Amended and Restated Credit Agreement shall be deemed to be references to the Amended and Restated Credit Agreement after giving effect to this Amendment.

                                  *   *   *








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                IN WITNESS WHEREOF, each of the parties hereto has caused their duly authorized officers to execute and deliver a counterpart of this Amendment as of the date first above written.


                                  STAFF CAPITAL, L.P.

                                  BY ITS SOLE GENERAL PARTNER,
                                  STAFF ACQUISITION, INC.


                                  By
                                    -----------------------------------
                                   Title:


                                  STAFF ACQUISITION, INC.


                                  By
                                     ----------------------------------
                                   Title:



                                  BANQUE PARIBAS.
                                  Individually, as Collateral Agent and as agent


                                  By
                                    -----------------------------------
                                   Title:

                                  By
                                    -----------------------------------
                                   Title:



                                  NATIONSBANK OF FLORIDA, N.A.


                                  By
                                    -----------------------------------
                                   Title:




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                                        PILGRIM AMERICA PRIME RATE
                                        TRUST


                                        By
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